UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2026

Rapport Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42121	88-0724208
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 High Street Suite 2100
Boston, Massachusetts		02110
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (857) 321-8020

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RAPP	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On April 21, 2026, Rapport Therapeutics, Inc. (the “Company” or “Rapport”) issued a press release titled “Rapport Therapeutics Presents RAP-219 Focal Onset Seizure Phase 2a Follow-up Period Results Demonstrating Sustained Seizure Reduction at the 2026 American Academy of Neurology Annual Meeting.” A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In addition, on April 21, 2026, the Company updated its corporate presentation for use in meetings with investors, analysts and others from time to time and made the presentation available on the “Investors” page of the Company’s website at www.rapportrx.com. A copy of the presentation is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K.

The information under this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 21, 2026, the Company announced results from the 8-week follow-up period of its Phase 2a trial of RAP-219 in focal onset seizures (“FOS”). In the Phase 2a trial, adult patients with FOS received RAP-219 for 8 weeks and then entered an 8-week follow-up period after treatment ended to evaluate the effect of RAP-219 on long episodes (“LEs”) – an objective biomarker of epileptiform activity with >90% median concordance with electrographic seizures in this trial – and clinical seizures. Due to RAP-219’s long half-life, therapeutic levels of RAP-219 were sustained, resulting in continued biomarker and clinical responses in the 8-week follow-up period. In the first four weeks of follow-up (weeks 9-12), RAP-219 showed even greater reductions in LEs and clinical seizures than were observed during the 8-week treatment period. Clinically meaningful improvements over baseline continued through the second four weeks of follow-up (weeks 13-16).

Based on pharmacokinetic (“PK”) data collected across the Company’s Phase 1 and Phase 2 trials and further supported by population PK modeling, RAP-219 is now estimated to have an approximately 22-day half-life, compared to the prior reported estimate of 14 days. RAP-219’s plasma concentrations remained within the targeted therapeutic range over the 8-week follow-up period, with observed concentrations consistent with >75% receptor occupancy in weeks 9-12 and 60% to 75% receptor occupancy in weeks 13-16.

Patients experienced an 80% median reduction in LEs and 90% median reduction in clinical seizures compared to baseline in weeks 9-12 and a 68% median reduction in LEs and 59% median reduction in clinical seizures compared to baseline in weeks 13-16.

Median Percent Reduction	Treatment Period Weeks 1-4	Treatment Period Weeks 5-8	Follow-up Period Weeks 9-12	Follow-up Period Weeks 13-16
Long Episodes (LEs)	75% (n=27; p<0.0001)	75% (n=26; p=0.0029)	80% (n=27; p<0.0001)	68% (n=27; p=0.0317)
Clinical Seizures	85% (n=25; p=0.0007)	77% (n=24; p=0.0392)	90% (n=25; ns)	59% (n=25; p=0.0115)

Median percent change statistical comparisons used the Wilcoxon signed-rank test to determine if the median percentage change in LE from baseline was greater than 0% and if the median percent change in clinical seizures from baseline was greater than 20%. NS = not significant.

Additionally, the Company evaluated LE and clinical seizure outcomes over weeks 1–12 and 1–16, which encompassed the 8-week treatment period and some or all of the subsequent follow-up. Patients experienced a 71% median reduction in LEs and 75% median reduction in clinical seizures compared to baseline in weeks 1-12 and a 69% median reduction in LEs and 68% median reduction in clinical seizures compared to baseline in weeks 1-16. Seizure freedom rates were 20% for weeks 1-12 and 12% for weeks 1-16, compared to 24% for the 8-week treatment period.

Outcome Measure	Treatment Period Weeks 1-8	Weeks 1-12 (Treatment Period Weeks 1-8 and Follow-up Period Weeks 9-12)	Weeks 1-16 (Treatment Period Weeks 1-8 and Follow-up Period Weeks 9-16)
Median Percent Reduction, Long Episodes (LEs)	71% (n=27, p=0.0001)	71% (n=27, p<0.0001)	69% (n=27, p=0.001)
Median Percent Reduction, Clinical Seizures	78% (n=25, p=0.01)	75% (n=25; p=0.0068)	68% (n=25, p=0.0072)
100% Responders (Clinical Seizure Freedom)	24% (n=25, p<0.0001)	20% (n=25, p<0.0001)	12% (n=25, p<0.0001)

Median percent reduction: Null hypothesis = 0.2 for CS, and 0 for LE, respectively. 100% responder (CS) null hypothesis = 0.015. Weeks 1–12 and 1–16 analyses were post‑hoc exploratory. No multiplicity control was applied.

RAP-219 was generally well tolerated during the follow-up period, with two patients experiencing mild (Grade 1) treatment-related adverse events. Three patients experienced a serious adverse event during the follow-up period; none were considered by the investigator to be related to RAP-219.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: the clinical development of RAP-219 for the treatment of FOS, including the initiation, timing, progress, results and future data releases of our ongoing and planned clinical trials; and expectations for the efficacy, tolerability, and commercial potential of RAP-219.

Forward looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect Rapport’s business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; Rapport’s ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; Rapport’s ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining Rapport’s intellectual property protections; and risks related to the competitive landscape for Rapport’s product candidates; as well as other risks described in “Risk Factors,” in the Company’s Annual Report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in Rapport’s subsequent filings with the Securities and Exchange Commission. Any forward-looking statements represent Rapport’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Rapport expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Rapport Therapeutics, Inc. on April 21, 2026, furnished herewith.
99.2	Corporate Presentation of Rapport Therapeutics, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rapport Therapeutics, Inc.

Date:	April 21, 2026	By:	/s/ Troy Ignelzi
Troy Ignelzi Chief Financial Officer